Exhibit 99.1

Mangoceuticals Announces Lawsuit Seeking Damages Exceeding $73 Million Against Former Technology Consulting and Software Development Firm, Clarity Ventures, Inc.

Dallas, Texas, March 17, 2026 (GLOBE NEWSWIRE) — Mangoceuticals, Inc. (NASDAQ: MGRX) (“Mangoceuticals,” the “Company,” or “MangoRx”), a company focused on developing, marketing, and selling health and wellness products through a secure telemedicine platform under the brands MangoRx and PeachesRx, today announced that it has filed a civil lawsuit against Clarity Ventures, Inc., its former technology consulting and software development firm (“Clarity”).

The lawsuit, filed in Texas state court, seeks damages exceeding $73 million, exclusive of interest, costs, and attorneys’ fees. The Company alleges that Clarity failed to deliver a fully functional, HIPAA-compliant enterprise resource planning (“ERP”) and eCommerce platform that Clarity had been engaged to design and implement in support of the Company’s operations.

Clarity has denied the Company’s allegations and has asserted counterclaims related to alleged unpaid invoices. The Company believes these counterclaims are unwarranted, as all binding and required payments under the applicable agreements were made in full prior to disengaging from Clarity’s services. The Company intends to vigorously pursue its claims and defend against the counterclaims through the litigation process.

Following the events described in the complaint, the Company independently developed and deployed a new proprietary telehealth and eCommerce platform designed to support its operations. The Company’s current platform was developed internally and does not rely on Clarity’s technology. Management believes this new platform has contributed to improvements in customer acquisition, order fulfillment, and overall operating performance.

All allegations remain subject to the litigation process and have not been proven in a court of law.

About Mangoceuticals, Inc.

MangoRx is focused on developing a variety of men’s health and wellness products and services via a secure telemedicine platform. To date, the Company currently offers pharmaceutical-based products specifically related to the treatments of erectile dysfunction, hair growth, hormone replacement therapies, and weight management. Interested consumers can use MangoRx’s telemedicine platform for a smooth experience. Prescription requests will be reviewed by a licensed medical provider and, if approved, fulfilled and discreetly shipped through MangoRx’s partner compounding pharmacy and right to the patient’s doorstep. To learn more about MangoRx’s mission and other products, please visit www.MangoRx.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” “up to” or similar words or phrases. These forward-looking statements include, but are not limited to, statements regarding the Company’s claims in the litigation described above, the Company’s expectations regarding the outcome of the litigation, potential damages, the Company’s ability to defend against counterclaims, the possibility of adverse rulings or judgments, the availability or amount of recoverable damages, the costs associated with litigation, the potential for settlement, and other factors that may affect the outcome or timing of the proceedings; the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof; macroeconomic, industry and market conditions, including inflation, interest rate volatility, recessionary trends, financial market disruptions, changes in regulatory or political environments, and other factors beyond the Company’s control that could adversely affect its business, financial condition and results of operations; our ability to meet the continued listing requirements of Nasdaq and maintain the listing of our common stock on Nasdaq, including as a result of our current non-compliance with certain listing standards relating to our stock price; our ability to successfully undertake a crypto treasury strategy in the future; risks related to the significant number of shares in the public float, our share volume, the effect of sales of a significant number of shares in the marketplace; dilution caused by offerings; conversion of outstanding shares of preferred stock and the rights and preferences thereof, the fact that we have a significant number of outstanding warrants to purchase shares of common stock and other convertible securities, the resale of which underlying shares have been registered under the Securities Act of 1933, as amended, dilution caused by exercises/conversions thereof, overhang related thereto, and decreases in the trading price of our common stock caused by sales thereof; our ability to build and maintain our brands; cybersecurity, information systems, fraud and website risks; compliance with applicable laws and regulations affecting our operations, products, marketing, manufacturing, labeling and distribution; shipping, production and supply chain delays; reliance on third parties for prescribing, compounding and other key services; product safety risks; macroeconomic and geopolitical conditions, including inflation, interest rates, recessions, pandemics, acts of war, tariffs and trade disruptions; protection of intellectual property; our ability to attract and retain key personnel; potential stock overhang and volatility in the trading price of our common stock; and consumer sentiment and discretionary spending trends. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.

More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and subsequent reports. These filings are available at www.sec.gov and at our website at https://www.mangoceuticals.com/sec-filings .. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

FOR INVESTOR RELATIONS

Mangoceuticals Investor Relations

Email: investors@mangorx.com